Exhibit 23.3

                [Williams Mullen Christian & Dobbins Letterhead]



                                     Consent



                                October 24, 1997


Board of Directors
CNB Holdings, Inc.
P. O. Box 1060
Pulaski, Virginia  24301

Ladies and Gentlemen:

                  We hereby consent to the reference to our name under the caption "Legal Opinions" in the prospectus contained in the Registration Statement on Form SB-2.



                                    /s/ Williams Mullen Christian & Dobbins

Richmond, Virginia
October 24, 1997